Exhibit 23.2




                          INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement on Form SB-2 of our report dated May 10, 2002, relating to the consolidated financial statements of Achievement Tec Holdings, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                     MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                     Certified Public Accountants

New York, New York
June 21, 2002